SouthTrust Funds
SouthTrust Value Fund
SouthTrust Growth Fund
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Supplement to the Prospectus dated June 30, 2002

On page 21 of the Prospectus, under the section titled " Dividends and Capital Gains", please replace the first paragraph with the following:

      "The Funds declare and pay any dividends quarterly to shareholders. Dividends are paid to all shareholders invested in the Funds on the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend."




                                          August 21, 2002


Federated Securities Corp., Distributor
Cusip       844734301
      844734509
27719 (8/02)